                                       CONSENT

     I hereby consent to being named as a director nominee in RDO Equipment Co.'s Registration Statement on Form S-1 and the related Prospectus for the registration of its Class A Common Stock, and any amendments thereto.

October 23, 1996                                 /s/ BRADFORD FREEMAN
                                                 -------------------------
                                                     BRADFORD FREEMAN